                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           IBW Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            IBW FINANCIAL CORPORATION

                            NOTICE OF ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                                 April 25, 2000

                            IBW FINANCIAL CORPORATION
                               4812 Georgia Avenue
                             Washington, D.C. 20011

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 25, 2000

TO THE SHAREHOLDERS OF IBW FINANCIAL CORPORATION:

     The Annual Meeting of Shareholders of IBW Financial Corporation, a District of Columbia corporation (the "Company"), will be held in the Board Room at the Company's executive offices, located at 4812 Georgia Avenue, Washington, D.C., on Tuesday, April 25, 2000 at 5:00 pm for the following purposes:

     1. To elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     2. To ratify the appointment of Stegman and Company as the Company's independent auditors;

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.

     Shareholders of record as of the close of business on March 15, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the meeting.

                                       By Order of the Board of Directors



                                       Clinton W. Chapman, Chairman



April 6, 2000



     Please sign, date and return your proxy promptly, whether or not you plan to attend the meeting in person. No postage is required if mailed in the United States in the enclosed envelope. If you attend the meeting, you may, if you desire, revoke your proxy and vote in person.

                           IBW FINANCIAL CORPORATION
                               4812 Georgia Avenue
                              Washington, DC 20011

                       ----------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 Proxy Statement
                       ----------------------------------

                                  INTRODUCTION

     This Proxy Statement is being sent to shareholders of IBW Financial Corporation, a District of Columbia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 5:00 p.m. on April 25, 2000 (the "Annual Meeting"), and at any adjournment or postponement thereof, for the purposes of (1) electing eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and (2) transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Annual Meeting will be held in the Board Room at the executive offices of the Company, located at 4812 Georgia Avenue, Washington D.C.

     This Proxy Statement and the accompanying form of proxy are being sent to shareholders of the Company on or about April 6, 2000. A copy of the Annual Report to Shareholders of IBW Financial Corporation for the year ended December 31, 1999, also accompanies this Proxy Statement.

     The cost of this proxy solicitation is being borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company or the Bank, who will not be compensated for any such services. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to their principals.

                            VOTING RIGHTS AND PROXIES

Voting Rights

     Only shareholders of record at the close of business on March 15, 2000, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On that date, the Company had outstanding 668,360 shares of common stock, par value $1.00 per share (the "Common Stock"), constituting the only class of stock outstanding, and held by approximately 560 shareholders of record. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. Nominees receiving a plurality of the votes cast at the Annual Meeting in the election of directors will be elected as director, in the order of the number of votes received. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Members of the Board of Directors, and family members thereof, having the power to vote or direct the voting of in excess of fifty percent of the outstanding shares of Common Stock have indicated their intention to vote in favor of the election of all of the nominees for election as director.

Proxies

     Shares represented by proxies received by the Company will be voted in accordance with the instructions contained therein. Shares represented by proxies for which no instruction is given will be voted FOR the election of the directors specified herein, and in the discretion of the holders of the proxies on all other matters properly brought before the meeting and any adjournment or postponement thereof. The judges of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the votes cast at the Annual

Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of Common Stock as to a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to such matter.

     Shareholders are requested to sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that their shares are voted. A proxy may be revoked at any time prior to the voting thereof at the Annual Meeting through the granting of a later proxy with respect to the same shares, by written notice to B. Doyle Mitchell, Jr., President of the Company, at the address noted above, at any time prior to the voting thereof, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, revoke a proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Securities Ownership of Directors, Officers and Certain Beneficial Owners

     The following table sets forth certain information as of March 3, 2000 concerning the number and percentage of shares of the Company's Common Stock beneficially owned by its directors, nominees for director, executive officers the compensation of which is disclosed herein, and by its directors and all executive officers as a group, as well as information regarding each other person known by the Company to own in excess of 5% of the outstanding Common Stock. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Except as set forth below, the Company knows of no other person or persons who beneficially own in excess of five percent of the Company's Common Stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.

                 Name                     Number of Shares(1)   Percent of Class
Directors

Clinton W. Chapman, Esquire                    11,121(2)              1.66%

George H. Windsor, Esquire                     16,340(3)              2.44%

Benjamin L. King, CPA                           1,176(4)                *

B. Doyle Mitchell, Jr.                         74,813(5)             11.19%
4812 Georgia Avenue, NW
Washington,  DC  20011

Massie S. Fleming                               5,233(6)                *

Robert R. Hagans                                   70                   *

Cynthia T. Mitchell                           100,763(7)             15.08%
2029 Trumbull Terrace, NW
Washington, DC  20011

Emerson A. Williams, M.D.                       3,646                   *
All directors and executive officers
as a group (11 persons)                       268,812(8)             40.22%(8)

Other 5% Shareholders

Industrial Bank, National Association          54,720                 8.19%
Employee Stock Ownership Plan
4812 Georgia Avenue, NW
Washington, DC  20011

Patricia Cooper                                77,407(9)             11.58%
4812 Georgia Avenue, NW
Washington, DC  20011
---------------------------------------

     *    Less than one percent

(Footnotes appear on following page)

(Footnotes from prior page)

(1) For purposes hereof, a person is deemed to be the beneficial owner of securities with respect to which he has or shares voting or investment power. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to all shares beneficially owned by such person.

(2) Does not include 54,720 shares held by the Industrial Bank of Washington Employee Stock Ownership Plan ("ESOP") as to which Mr. Chapman is a co-trustee. Includes 4,200 shares held jointly with spouse, as to which Mr. Chapman shares voting and investment power.

(3) Includes 16,340 shares held by a trust of which Mr. Windsor and his spouse are trustees. Does not include 2,000 shares held by Mr. Windsor's daughter, and as to which Mr. Windsor disclaims beneficial ownership.

(4) Does not include 54,720 shares held by ESOP as to which Mr. King is a co-trustee.

(5) Includes 72,813 shares held in a revocable trust of which Mr. Mitchell is the trustee, and Mr. Mitchell's spouse and son are beneficiaries. Does not include shares held by Mrs. Cynthia Mitchell as trustee for Mr. Mitchell and Mrs. Cooper. Does not include 1,500 shares held by Mr. Mitchell's spouse. Does not include 54,720 shares held by ESOP as to which Mr. Mitchell is a co-trustee. Mrs. Cooper is Mr. Mitchell's sister and Mrs. Cynthia Mitchell's daughter.

(6) Includes 233 shares held jointly with son and as to which Mrs. Fleming shares voting and investment power.

(7) Includes shares held by three trusts of which Mrs. Mitchell is trustee, and with respect to one of which Mr. Mitchell and Mrs. Cooper are beneficiaries. Mrs. Mitchell is the mother of Mr. Mitchell and Mrs. Cooper.

(8) Includes 54,720 shares held by ESOP as to which Messrs. Chapman, King and Mitchell are trustees. If these shares were not included, the directors and executive officers as a group would beneficially own 214,092 shares, or 32.03% of the outstanding shares of Common Stock. Does not include shares held by Mrs. Cooper.

(9) Includes shares held in a revocable trust of which Mrs. Cooper is the trustee, and of which Mr. Mitchell is the beneficiary. Does not include shares held by Mrs. Cynthia Mitchell as trustee for Mr. Mitchell and Mrs. Cooper. Mrs. Cooper is the brother of Mr. Mitchell and the daughter of Mrs. Mitchell, and is an employee of the Bank.

                              ELECTION OF DIRECTORS

     The Company's bylaws set the size of the Board of Directors at eight (8) directors. As a result of the resignation of Dr. Marjorie H. Parker in January 2000, after almost 25 years of service, there are currently seven (7) directors. The Board of Directors has nominated eight (8) persons for election as director. Each of the nominees for election as a director currently serves as a member of the Board of Directors, except for Mr. Hagans, who currently serves as a member of the Board of Directors of Industrial Bank, N.A., the Company's sole subsidiary (the "Bank"). Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

     The Board of Directors recommends that shareholders vote FOR each of the nominees to the Company's Board of Directors.

Nominees for Election as Directors

     Set forth below is certain information as of the Record Date concerning the nominees for election as director of the Company. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years. Each of the members of the Board of Directors of the Company, unless otherwise noted, has served since the organization of the Company in 1994. The longevity of service listed below reflects service on the Board of Directors of the Bank, including service prior to the conversion of the Bank to a national banking association. Each of the directors of the Company also currently serves as a director of the Bank.

     Clinton W. Chapman, 75, Chairman of the Board of Directors, has served as a director since 1984. Mr. Chapman, an attorney with Clinton Chapman and Associates since 1997, and Chapman and Chapman, P.C. prior to that time, has been engaged in the private practice of law for more than thirty years.

     George H. Windsor, 81, Vice Chairman of the Board of Directors, has served as a director since 1969. Mr. Windsor, an attorney with Cobb, Howard, Hayes and Windsor, has been in private law practice for twenty-six years.

     Benjamin L. King, C.P.A., 72 is Secretary of the Company and has served as a director since 1972. Mr. King is a certified public accountant, and is self-employed as a management and tax consultant.

     B. Doyle Mitchell, Jr., 37, President of the Company, has served as a director since 1990. Mr. Mitchell has served as President of the Bank since March 1993. Prior to that date, he served in various executive and administrative positions at the Bank since 1983, including as Vice President-Commercial Lending from 1991 to 1993 and Assistant Vice President-Commercial Lending from 1989 to 1991. Mr. Mitchell is the son of Mrs. Cynthia Mitchell, a director of the Bank, and the late B. Doyle Mitchell, a founder of the Bank. Mr. Mitchell's sister, Patricia Mitchell, is a significant shareholder and an employee of the Bank.

     Massie S. Fleming, 73, has served as a director since 1985. Mrs. Fleming retired at the end of 1997 from her position as Executive Vice President of the Bank, a position she had held since 1985. Prior to that date, she served in various executive and administrative positions at the Bank since 1959, including as Chief Executive Officer from 1985 to mid 1997.

     Robert R. Hagans, 45, has served as a director of the Bank since February 2000. Mr. Hagans is the Director of Finance for Prince George's County Government in Maryland, having served in that position since 1995. He has previously held the position of Assistant Vice President for Asset Management and Treasury Operations for Howard University in Washington, D.C., from 1989 to 1994, and was an Investment Banker with Alex. Brown & Sons, Inc., in Baltimore, Maryland from 1987 to 1989.

     Cynthia T. Mitchell, 73, has served as a director since 1993. Mrs. Mitchell is retired. Until 1982 she was a teacher in the District of Columbia public schools system. Mrs. Mitchell's late husband was a founder of the Bank. Mrs. Mitchell's son is B. Doyle Mitchell Jr., the President of the Bank, and her daughter Patricia Mitchell, is a significant shareholder and an employee of the Bank.

     Emerson A. Williams, M.D., 83, has served as a director since 1975. Mr. Williams is retired from the active practice of medicine. For many years he served as an instructor at Howard University School of Medicine.

Committees and Meetings of the Board of Directors

     The Board of Directors of the Company met fourteen (14) times during 1999. All members of the Board of Directors, attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 1999 fiscal year or any portion thereof.

     The Board of Directors has a standing Audit Committee. The Board of Directors does not have a standing or Compensation Committee, the functions of which are performed by the Executive Committee. The Company also has a standing Directors Loan Committee and a standing Nominating Committee.

     The Audit Committee, presently composed of Mrs. Fleming, Mr. King, and Dr. Williams is responsible for the review and evaluation of the Company's/Bank's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors, and recommends the annual appointment of such auditors. During the 1999 fiscal year, the Audit Committee met five (5) times.

     The Executive Committee, presently composed of Mrs. Fleming and Messrs. Chapman, Mitchell, King and Windsor perform the function of a compensation and personnel committee. In that capacity, it is responsible, together with management, for the adoption of the Bank's personnel policies and establishing salary and compensation guidelines and levels for all Company officers and personnel. The Committee is also responsible for annually nominating the officers of the Bank and evaluating the performance thereof. During the 1999 fiscal year, the Executive Committee met three (3) times.

     The Oversight/Compliance Committee, formed June 1998, presently composed of Mrs. Fleming and Messrs. Chapman and King and Dr. Williams, is responsible for monitoring efforts of the Board and Management to improve results in the areas of asset quality, management, credit administration and earnings.

Directors' Compensation

     Each director of the Company, including directors who are full time employees of the Company or the Bank, receives $600 for each regular meeting of the Board of Directors attended, with the exception of Mr. Chapman, Chairman of the Board who receives $1,500 for each regular meeting which he attends and a $5,000 annual fee. Additionally, directors who are not employees, serving on committees of the Board, receive $400 for each meeting attended, except if such service is as chairman of any committee, in which case such director receives $500 for each meeting. Total fees paid to directors in 1999 for Board and committee meeting attendance was $285,700.

Executive Compensation

     The following table sets forth a summary of certain information relating to the compensation of the President of the Company. All compensation paid to Mr. Mitchell was for services rendered in his capacity as an officer of the Bank. Except for Mr. Mitchell, no executive officer of the Company or the Bank received salary and bonus in excess of $100,000 in 1999.

                             ANNUAL COMPENSATION(1)

    Name and Principal Position      Year Ended December 31   Salary    Bonus   Other Compensation(2)
B. Doyle Mitchell, Jr.                      1999             $150,000  $ 3,150         $14,600
President, Chief Executive Officer
 & Director                                 1998             $150,000  $12,690         $ 7,800

                                            1997              113,400    2,398           7,800


(1) The Company does not maintain any long-term or stock-based compensation plans.

(2) Represents fees paid for attendance at meetings of Board of Directors and committees thereof. Does not include vehicle allowances of $8,275, $6,850 and $6,162 in 1999, 1998 and 1997 for Mr. Mitchell. Also does not include value of contributions to the Bank's employee stock ownership plan estimated at $1,686 and $1,100 in 1999, 1998 and 1997. Does not include insurance premiums for policies on Mr. Mitchell's life, of which the Company and Mr. Mitchell's spouse are co-beneficiaries.

     Employment Agreements. As of December 31, 1999, neither the Bank nor the Company had any employment agreements or other compensation contracts or other arrangements in existence for executives earning in excess of $100,000 per year. Under the terms of the Company's loan agreement relating to the interim capital assistance incurred in connection with the Bank's 1994 deposit assumption transaction with the Resolution Trust Corporation (the "RTC"), the Bank may not grant any salary increase, or pay any bonuses to, its directors, officers or key employees, except that it may do so during and after the second year of the interim capital assistance with the prior approval of the RTC.

Executive Officers Who Are Not Directors

     Set forth below is certain information regarding persons who are executive officers of the Company or the Bank. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years.

     David G. Poole, 63, has served as Senior Vice President-Operations of the Bank since 1983.

     Thomas A. Wilson, 48, has served as Senior Vice President-Chief Financial Officer of the Bank since January 1992. Prior to serving in this position he served (since April 1986) at various times as Commercial Loan Manager and Loan Review Officer of the Bank. Prior to joining the Bank in 1986, he served as a National Bank Examiner with the OCC. from 1974 to 1986.

     John Mazzocchi, 51, has served as Senior Vice President and Chief Credit Officer of the Bank since February 1999. Prior to serving in this position, he served as president and CEO of Maryland Permanent Bank from January 1997 to October 1998. From 1992 to 1996, Mr. Mazzocchi was Vice President and manager of Commercial Banking for Hagerstown Trust in Hagerstown, Maryland.

Certain Relationships and Related Transactions.

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its and the Company's directors, officers, and employees and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

     The maximum aggregate amount of loans to officers, directors and affiliates of the Company during 1999 amounted to $508,000. representing approximately 3% of the Company's total shareholders' equity at December 31, 1999. In the opinion of the Board of Directors, the terms of these loans are no less favorable to the Bank than terms of the loans from the Bank to unaffiliated parties. On December 31, 1999, $508,000 loans were outstanding to individuals who, during 1999, were officers, directors or affiliates of the Company. At the time each loan was made, management believed that the loan involved no more than the normal risk of collectibility and did not present other unfavorable features. None of such loans were classified as Substandard, Doubtful or Loss. Under the terms of the interim capital assistance agreement, the Bank may not, during the term of the interim capital assistance loan, make any loan or advance to the Company or any affiliate of the Bank or Company, or enter into any transaction (other than arm's length deposit transactions in the ordinary course of business) with such persons.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

     Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that Mr. Mazzocchi failed to file a Form 3 on a timely basis upon becoming an executive officer of the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Stegman and Company, independent public accountants ("Stegman"), to audit the Company's financial statements for the fiscal year ending December 31, 2000. Stegman & Company audited the Company's financial statements for the year ended December 31, 1999. Representatives of Stegman are expected to be present at the Annual Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

     On November 15, 1999, the Company replaced Deloitte & Touche LLP ("D&T") as its certifying accountant. D&T performed the audit of the Company's financial statements for the years ended December 31, 1997 and 1998. During these periods and for the period from January 1, 1999 to November 15, 1999, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused D&T to make reference to such matter in connection with its audit reports on the Company's financial statements. For each of the years ended December 31, 1997 and 1998, D&T issued unqualified audit reports on the Company's financial statements. Neither audit report contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting practice. However, at the completion of the audit for the year ended December 31, 1998, D&T advised the Company in its judgement that a material weakness existed in the systems of internal controls related to credit card receivables.

     On November 15, 1999, the Company engaged of Stegman to audit the Company's financial statements for fiscal year 1999 as its certifying accountant. The Company solicited bids for audit services from a number of firms. The appointment of Stegman was recommended by the Audit Committee of the Board of Directors and approved by the Oversight Committee of the Board of Directors on November 15, 1999. There were no consultations between the Company and Stegman regarding the application of accounting principles to any matter, or as to any type of opinion that might be issued on the Company's financial statements.

                            FORM 10-KSB ANNUAL REPORT

     The Company will provide, without charge, to any shareholder of record entitled to vote at the Meeting or any beneficial owner of Common Stock solicited hereby, a copy of its 1999 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, upon the written request of such shareholder. Requests should be directed to Thomas A. Wilson, Jr., Senior Vice President and Chief Financial Officer, IBW Financial Corporation, 4812 Georgia Avenue, NW, Washington, DC 20011.

                                  OTHER MATTERS

     The Board of Directors of the Company is not aware of any other matters to be presented for action by shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

     All proposals or nominations for election as directors by shareholders, to be presented for consideration at the next annual meeting must be received by the Company no later than December 9, 2000

                                       By Order of the Board of Directors




                                       Clinton W. Chapman, Chairman

April 6, 2000

                                 REVOCABLE PROXY
                            IBW FINANCIAL CORPORATION

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby makes, constitutes and appoints B. Doyle Mitchell, Jr. and Patricia Cooper, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of IBW Financial Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held on April 25, 2000, and at any adjournment or postponement of the meeting.

Election of Directors

     [_]  FOR all nominees listed below (except as noted to the contrary below)

     [_]  WITHHOLD AUTHORITY to vote for all nominees listed below

     Nominees:      Clinton W. Chapman, Esquire; George H. Windsor, Esquire;
                    Benjamin L. King, C.P.A.; B. Doyle Mitchell, Jr.; Massie S.
                    Fleming; Robert  R. Hagans Cynthia T. Mitchell; Emerson A.
                    Williams, M.D. ;

     (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ---------------------------------------------------------------------------

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above and AGAINST the proposal to amend the Bylaws. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.



                                       -----------------------------------------
                                       Signature of Shareholder


                                       -----------------------------------------
                                       Signature of Shareholder

                                       Dated: _________________, 2000

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.